UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  March 28, 2025
INSIGHT ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)
_____________________________

Delaware		0-25092	86-0766246
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

2701 East Insight Way,
Chandler,	Arizona		85286
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code:
(480) 333-3000
Not Applicable
(Former name or former address, if changed since last report)
_____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01	NSIT	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 28, 2025, Alexander Baum notified the Board of Directors (the “Board”) of Insight Enterprises, Inc. (the “Company”) that he intends to retire from the Board and will not stand for election at the Company’s next annual meeting of stockholders (the “2025 Annual Meeting”). Mr. Baum will continue to serve on the Board until the 2025 Annual Meeting. Mr. Baum’s decision was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

In connection with Mr. Baum’s notice of retirement, on April 1, 2025, the Board approved a reduction in the size of the Board to 10 directors, subject to, and concurrently with, the effectiveness of Mr. Baum’s and Ms. Pushor’s previously disclosed retirements from the Board on the date of the 2025 Annual Meeting.

In connection with Mr. Baum’s retirement, the Company entered into the letter agreement with ValueAct Capital Management, L.P. included as Exhibit 99.1 governing the Company’s continued sharing of certain confidential information with ValueAct as the Company consults with ValueAct on strategic matters following Mr. Baum’s retirement from the Board.

In connection with his retirement, Mr. Baum stated: “It has been a true privilege to serve on the board of Insight and work alongside such a talented and dedicated team. Insight has made tremendous progress in its transformation into the leading Solutions Integrator, and ValueAct looks forward to continuing our close engagement with the Insight team.”

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Information Sharing and Confidentiality Letter Agreement between ValueAct Capital Management, L.P. and Insight Enterprises, Inc. dated as of April 2, 2025.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insight Enterprises, Inc.

Date:	April 3, 2025	By:	/s/ Rachael A. Crump
Rachael A. Crump
Chief Accounting Officer